Registration No. 33-
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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                                --------------------

                                      FORM S-8

                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933


                             UNION CARBIDE CORPORATION
               (Exact name of registrant as specified in its charter)


                     NEW YORK                       13-1421730
         (State or other jurisdiction of  (IRS Employer Identification No.)
          incorporation or organization)


                   39 OLD RIDGEBURY ROAD, DANBURY, CT 06817-0001
                    (Address of principal executive offices)


                                 THE UNION CARBIDE
                           COMPENSATION DEFERRAL PROGRAM
                              (Full title of the plan)


                                Bruce D. Fitzgerald
                   Vice President, General Counsel and Secretary
                             Union Carbide Corporation
                               39 Old Ridgebury Road,
                              DANBURY, CT  06817-0001
                      (Name and address of agent for service)


                                 (203) 794-2000
           (Telephone number, including area code, of agent for service)


================================================================================

    Title of      Amount to be    Proposed maximum   Proposed maximum  Amount of
 securities to     registered      offering price       aggregate       registra
 be registered                                           offering      -tion fee
                                                        price (2)
================================================================================
Deferred Compen-  $50,000,000(1)      $1.00(2)         $50,000,000       $13,900
sation
Obligations,
$1.00 par value

================================================================================

(1) The Deferred Compensation Obligations are unsecured obligations of Union Carbide Corporation to pay deferred compensation in the future in accordance with the terms of the Union Carbide Compensation Deferral Program.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 under the Securities Act of 1933, as amended.

                     INCORPORATION OF DOCUMENTS BY REFERENCE TO
                           PRIOR REGISTRATION STATEMENT


       This Registration Statement is filed for the purpose of registering $50,000,000 additional deferred compensation obligations ("Deferred Compensation Obligations") of Union Carbide Corporation (the "Company"), which are issuable under the Union Carbide Compensation Deferral Program (the "Plan"). A Registration Statement on Form S-8 (SEC File No. 333-02829) (the "Prior Registration Statement") relating to this Plan is effective. Accordingly, in accordance with General Instruction E to Form S-8, the Company incorporates by reference herein the contents of the Prior Registration Statement.


ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION

4.1 Amendments One through Four to the Union Carbide Compensation Deferral Program.

5         Opinion of Kelley Drye & Warren LLP, Counsel to the Company.

23.1      Consent of KPMG LLP, Independent Auditors.

23.2      Consent of Counsel (included in opinion filed as Exhibit 5).

24 Powers of Attorney of Directors and Certain Officers of the Company (included on the signature pages hereof).

                               SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on this 24th day of February, 1999.

                                 UNION CARBIDE CORPORATION


                                 By:/s/ John K. Wulff
                                    ---------------------------------------
                                       John K. Wulff
                                       Vice President, Chief Financial Officer
                                       and Controller
                                       (Principal Financial and Accounting
                                       Officer)




                             POWER OF ATTORNEY

   We, the undersigned officers and directors of Union Carbide Corporation, hereby severally constitute and appoint William H. Joyce and John K. Wulff, and each of them singly, our true and lawful attorney, with full power to them, to sign for us in our names in the capacities indicated below, this Registration
Statement and any and all post-effective amendments to this Registration Statement, and generally to do all things in our name and on our behalf in such capacities to enable Union Carbide Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

SIGNATURE                 TITLE                             DATE


                          Chairman of the Board
/s/ William H. Joyce      President, Chief Executive       February 24, 1999
-----------------------   Officer and Director
William H. Joyce          (Principal Executive Officer)





                          Vice-President, Chief Financial
                          Officer and Controller           February 24, 1999
/s/ John K. Wulff         (Principal Financial and
-----------------------   Accounting Officer)
John K. Wulff



/s/ C. Fred Fetterolf      Director                         February 24, 1999
-----------------------
C. Fred Fetterolf

/s/ Rainer E. Gut          Director                         February 24, 1999
-----------------------
Rainer E. Gut




/s/ Vernon E. Jordan, Jr.  Director                         February 24, 1999
-----------------------
Vernon E. Jordan, Jr.




/s/ Robert D. Kennedy      Director                         February 24, 1999
-----------------------
Robert D. Kennedy




/s/ Ronald L. Kuehn, Jr.   Director                         February 24, 1999
-----------------------
Ronald L. Kuehn, Jr.




/s/ Rozanne L. Ridgway     Director                         February 24, 1999
-----------------------
Rozanne L. Ridgway




/s/ James M. Ringler       Director                         February 24, 1999
-----------------------
James M. Ringler




/s/ Paul J. Wilhelm        Director                         February 24, 1999
-----------------------
Paul J. Wilhelm

                              EXHIBIT INDEX



EXHIBIT
NUMBER                     DESCRIPTION

4.1 Amendments One through Four to the Union Carbide Compensation Deferral Program.

5         Opinion of Kelley Drye & Warren LLP, Counsel to the Company.

23.1      Consent of KPMG LLP, Independent Auditors.

23.2      Consent of Counsel (included in opinion filed as Exhibit 5).

24 Powers of Attorney of Directors and Certain Officers of the Company (included on the signature pages hereof).